Exhibit 99.2

Freescale Customer Q&A

1.	What did Freescale announce last night?

•	Last night, we announced that Freescale and NXP have agreed to merge, creating one of the top semiconductor companies in the world.

2.	Why is Freescale merging with NXP?

•	Our combination with NXP is based on compelling strategic logic and brings together two highly successful and complementary businesses to create one of the top semiconductor companies in the world, with strength in the fast-growing automotive and Internet of things sectors.

•	Through this combination, our new company will have the size and scale needed to capitalize on macro trends and changing customer demands.

3.	How will this transaction affect my relationship with Freescale?

•	From the perspective of our customers, we believe that this combination will enable us to become an even stronger partner for you. We will be able to broaden and deepen our leading product platforms, while strengthening and expanding our distribution channels. Our increased scale will allow us to further develop our product roadmaps and provide customers with enhanced solutions.

4.	When do you intend to close the transaction?

•	As the transaction is subject to stockholder and regulatory approvals, the merger will likely not close until the second half of 2015.

•	For now, and until the close of the transaction, it will be business as usual, and all of our employees will remain focused on their current responsibilities of serving you.

5.	Will there be a delay in customer shipments as a result of the transaction?

•	We expect that our merger with NXP will be as seamless as possible.

•	For now, and until the close of the transaction, it will be business as usual, and all of our employees will remain focused on their current responsibilities of serving you.

•	As we approach the closing date, we will, of course, update you on any new developments.

6.	Will customers maintain their current Freescale contacts?

•	Yes, for now and until the close of the transaction, it will be business as usual, and all of our employees will remain focused on their current responsibilities of serving you.

•	Over the next few months, an integration team comprised of Freescale and NXP executives will carefully analyze the operations of our companies to ensure that we are best structured to succeed in the market following the closing of the transaction.

•	As we approach the closing date, we will, of course, update you on any new developments.

Freescale Customer Q&A

7.	Will there be any impact on the company’s pricing?

•	No, we currently do not anticipate any material changes to Freescale’s pricing, as a result of this merger.

8.	Do you expect changes to the company’s products?

•	From the perspective of our customers, we believe that this combination will enable us to become an even stronger partner for you, enabling us to broaden and deepen our leading product platforms, while strengthening and expanding our distribution channels.

•	There is little overlap between the two companies, other than the RF Power business, which NXP plans to sell.

•	The Freescale products that you have come to rely on will continue to be available following the closing of the transaction.

9.	Who is NXP?

•	NXP is an exceptional company with a like-minded approach to Freescale’s in terms of customer service and innovation.

•	Founded more than 55 years ago as Philips Semiconductors, NXP is built on a rich technology heritage. Today, the NXP brand stands for the innovation and versatility that customers need and value in an ever changing market.

•	We very much look forward to combining Freescale’s strong portfolio in automotive, networking, and industrials with NXP’s unparalleled offerings in automotive and security solutions.

10.	Will Freescale be laying off a lot of its employees?

•	At this time our employees’ roles and day-to-day responsibilities are not changing.

•	The combination with NXP will provide Freescale employees with new and exciting opportunities for advancement and growth, as part of the world’s one of the best-positioned and most competitive semiconductor companies.

•	This transaction is a testament to the hard work of our great team. We have achieved a leadership position in the industry through the skill and hard work of our people, and our combined company must leverage that tremendous talent if it is to succeed.

•	Over the next few months, an integration team comprised of Freescale and NXP representatives will carefully analyze the operations of our companies to ensure that we are best structured to succeed in the market following the closing of the transaction.

11.	Will Freescale’s operations still be headquartered in Austin?

•	We will maintain our Austin presence.

12.	Will the company be changing its name?

•	The company name will be NXP after the transaction closes.

Freescale Customer Q&A

13.	Whom shall I call if I have additional questions?

•	Please feel free to reach out to your sales contact

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Freescale and NXP pursuant to a merger. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of NXP following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of each of Freescale and NXP may not be obtained; (2) there may be a material adverse change of Freescale or the business of Freescale may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) there may be difficulties and delays in achieving synergies and cost savings; and (6) other risk factors as detailed from time to time in Freescale’s and NXP’s reports filed with the Securities and Exchange Commission (“SEC”), including Freescale’s Annual Report on Form 10-K for the year ended December 31, 2014 which is available on the SEC’s Website (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Freescale nor NXP undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, NXP plans to file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of Freescale and a prospectus of NXP. Freescale will mail the prospectus/proxy statement to its shareholders. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the prospectus/proxy statement,

Freescale Customer Q&A

as well as other filings containing information about Freescale and NXP, free of charge, from the SEC’s Website (www.sec.gov). Investors may also obtain Freescale’s SEC filings in connection with the transaction, free of charge, from Freescale’s Web site (www.investors.freescale.com) under the link “Investors Relations” and then under the tab “SEC Filings,” or by directing a request to Freescale Semiconductor, Ltd., 6501 William Cannon Drive West, MD OE62, Austin, Texas 78735, Attention: Secretary. Investors may also obtain NXP’s SEC filings in connection with the transaction, free of charge, on NXP’s Investor Relations internet website at http://www.nxp.com/investor or by contacting NXP’s Investor Relations Contact by phone at 1-408-518-5411.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Freescale and NXP and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Freescale’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 6, 2015, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 21, 2014. Information regarding NXP’s directors and executive officers is set forth in its Annual Report on Form 20-F for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014 and in its Form 6-K furnished to the SEC on May 20, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint prospectus/proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.